UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C
(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
(Amendment No.____)

Check the appropriate box:

☒Preliminary Information Statement	☐Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐Definitive Information Statement

BTHC XV, INC.

(Name of Registrant as Specified in its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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BTHC XV, INC.
c/o Underground Grand Canyon
Linyi City, Yishui County, Shandong Province, China  276400

Dear Stockholder:

The purpose of this Information Statement is to inform you that on May 3, 2011, the Board of Directors of BTHC XV, Inc., a Delaware corporation (the “Company”), approved an amendment to the Company’s Certificate of Incorporation to change the Company’s name to China Tourism Co., Ltd. (the “Amendment”) and recommended that the Amendment be submitted to its stockholders for approval.

On May 3, 2011, Zhang Shanjiu, the Company’s Chairman, President and Chief Executive Officer, Yu Xinbo, the Company’s Chief Financial Officer, Treasurer and Secretary, Grand Fountain Capital Holding Limited, a Cayman Islands company, the majority owner of which is Chen Rongxia, Zhang Shanjiu’s wife, and Zhang Qian, Zhang Shanjiu’s daughter, who collectively beneficially own 92.3% of the Company’s common stock, $0.001 par value per share (the “Common Stock”) (collectively, the “Majority Stockholders”), executed a written consent adopting and approving the Amendment.  Pursuant to Sections 228 and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), the holders of at least a majority of the outstanding shares of the Company’s Common Stock are permitted to approve the Amendment by written consent in lieu of a meeting, provided that prompt notice of such action is provided to the other stockholders of the Company.  The written consent assures that the Amendment has been approved and that the Amendment may become effective without your vote.  Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Information Statement must be provided to the holders of voting stock who did not sign the written consent at least 20 days prior to the effective date of the actions set forth in the consent.  This Information Statement, which is being provided to all holders of record of Company Common Stock as of May 3, 2011, is also intended to serve as notice under Section 228 of the DGCL of the action approved by the Majority Stockholders via written consent.

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

The date of this Information Statement is May __, 2011.  This Information Statement was mailed on or about May __, 2011.

By Order of the Board of Directors,

Shanjiu Zhang
Chief Executive Officer and Director

May __, 2011

BTHC XV, INC.
c/o Underground Grand Canyon
Linyi City, Yishui County, Shandong Province, China  276400

INFORMATION STATEMENT

INTRODUCTION

BTHC XV, Inc., a Delaware corporation (the “Company”), is sending you this Information Statement to inform you of the adoption of an amendment to its Certificate of Incorporation on May 3, 2011, by Zhang Shanjiu, the Company’s Chairman, President and Chief Executive Officer, Yu Xinbo, the Company’s Chief Financial Officer, Treasurer and Secretary, Grand Fountain Capital Holding Limited, a Cayman Islands company, the majority owner of which is Chen Rongxia, Zhang Shanjiu’s wife, and Zhang Qian, Zhang Shanjiu’s daughter (collectively, the “Majority Stockholders”), pursuant to a written consent in lieu of a special meeting.  The purpose of the amendment to the Company’s Certificate of Incorporation is to change its name to China Tourism Co., Ltd. (the “Amendment”).

A copy of the Certificate of Amendment reflecting the Amendment is attached hereto as Exhibit A.

As of May 3, 2011, there were 18,089,660 shares of common stock, $0.001 par value per share (the “Common Stock”), issued and outstanding.  Each share of Common Stock entitles its holder to one vote per share on all matters requiring stockholder approval.  As of May 3, 2011, the Majority Stockholders held an aggregate of 16,694,172 shares of Common Stock, which represents approximately 92.3% of the votes entitled to be cast with regard to the Amendment.

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the earliest date that the Amendment can become effective is 20 calendar days after the mailing of this Information Statement.  The Amendment will not become effective until the Certificate of Amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.  The Board of Directors is not soliciting your proxy or vote in connection with the adoption of the Amendment and proxies and votes are not being requested from stockholders.  This Information Statement, which is being provided to all holders of record of Company Common Stock as of May 3, 2011, is first being mailed to stockholders on or about May __, 2011.

The Company is distributing this Information Statement to its stockholders in full satisfaction of the notice requirement under Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).  No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the DGCL, are afforded to the Company’s stockholders as a result of the adoption of the Amendment.

Expenses in connection with the distribution of this Information Statement will be paid by the Company.  The Company will request brokerage houses, nominees, custodians, fiduciaries, and other similar persons or entities to forward this Information Statement to beneficial owners of the Company’s voting securities held of record by them, and the Company will reimburse those persons or entities for out-of-pocket expenses incurred in forwarding the Information Statement.

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q.	Why did I receive this Information Statement?

A.	Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q.	What will I receive if the Amendment becomes effective?

A.	Nothing. The Amendment will only modify the Company’s Certificate of Incorporation.

Q.	When do you expect the Amendment to become effective?

A.
The Amendment will become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State, which is expected to occur approximately 21 days after this Information Statement has been sent to you.

Q.	Why am I not being asked to vote?

A.
The Majority Stockholders have already approved the Amendment pursuant to a written consent in lieu of a special meeting.  Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Delaware law, and no further approval by the Company’s stockholders is required.

Q.	What do I need to do now?

A.	Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q.	Whom can I call with questions?

A.	If you have any questions about the Amendment, please contact Jeffrey Rinde of Blank Rome LLP, our outside legal counsel, at (212) 885-5335.

VOTE REQUIRED; MANNER OF APPROVAL

Under Section 242 of the DGCL, approval of an amendment to the Company’s Certificate of Incorporation requires the affirmative vote of the holders of a majority of the voting power of the Company’s Common Stock.  In addition, pursuant to Section 228 of the DGCL, the approval can be effected through written consent so long as prompt notice of the action taken by written consent is provided to all other stockholders.  In accordance with the DGCL, the affirmative written consent to the Amendment by the Majority Stockholders was received by the Company on May 3, 2011 and, as a result, no additional vote or proxy is required by the Company’s other stockholders to approve the adoption of the Amendment.

EFFECTIVE DATE OF AMENDMENT

Under Rule 14c-2 promulgated under the Exchange Act, the Amendment cannot take effect until 20 days after this Information Statement is first provided to the Company’s stockholders, currently anticipated to be on or about May __, 2011.  The Amendment will become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which is anticipated to be on or about May __, 2011.  If, at any time prior to the effective date of the Amendment, the Board of Directors, in its sole discretion, determines that the Amendment is no longer in the Company’s and its stockholders’ best interest, the Amendment may be abandoned.

DISSENTERS’ RIGHTS

Under Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with the amendment to the Company’s Certificate of Incorporation or any of the matters described in this Information Statement.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this Information Statement includes some statements that are not purely historical and that are “forward-looking statements.”  Such forward-looking statements include, but are not limited to, statements regarding the Company’s and the Company’s management’s expectations or beliefs regarding the future, including the Company’s financial condition and results of operations.  The forward-looking statements contained in this Information Statement are based on current expectations and beliefs concerning future developments.  There can be no assurance that future developments actually affecting the Company will be those anticipated.  These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements and other risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”).  Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE THE
COMPANY’S NAME TO CHINA TOURISM CO., LTD.

On May 3, 2011, subject to stockholder approval, the Board of Directors, believing it to be in the best interest of the Company and its stockholders, authorized an amendment to the Company’s Certificate of Incorporation to change the Company’s name to China Tourism Co., Ltd.  This summary is qualified in its entirety by reference to the full text of the Certificate of Amendment to Certificate of Incorporation of the Company attached hereto as Exhibit A to this Information Statement.

Reasons for the Name Change.  The Board of Directors believes it is in the best interest of the Company and its stockholders to change the Company’s name to better reflect the Company’s new business operations as a result of the Share Exchange (as defined below) as described in more detail below under “Change of Control” and in the Current Report on Form 8-K/A filed with the SEC on April 22, 2011.  The Amendment is not expected to have any material effect on the Company’s business, operations, assets or reporting requirements, however, the Company intends to notify the Financial Industry Regulatory Authority of the proposed name change and to attempt to obtain a new trading symbol for the Common Stock.

Stockholders are not required to have new stock certificates issued reflecting the name change.  For any certificated shares outstanding, new stock certificates will be issued to stockholders when old stock certificates are returned to the Company’s transfer agent in connection with a transfer of shares or if requested by the stockholder.  You are requested not to send the Company any stock certificates as a result of the name change.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

As of May 3, 2011, there were 18,089,660 shares of Common Stock outstanding.  The following table sets forth certain information concerning the number of common shares owned beneficially by: (i) each person (including any group) known to the Company to own five percent (5%) or more of any class of the Company’s voting securities, (ii) each of the Company’s directors and executive officers, and (iii) all officers and directors as a group.  Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the common shares shown.  The address for each beneficial owner, unless otherwise noted, is c/o Underground Grand Canyon, Linyi City, Yishui County, Shandong Province, China  276400.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Executive Officers and Directors
Zhang Shanjiu (3) Chairman of the Board, President and Chief Executive Officer	16,605,791	91.8%

Yu Xinbo Chief Financial Officer, Treasurer and Secretary	88,381	*

Kong Xianghai Chief Administrative Officer	---	---

Chen Rongguang Chief Operating Officer	---	---

Timothy P. Halter(4) Former Sole Director, Chief Executive Officer and Chief Financial Officer 174 FM 1830 Argyle, TX 76226	337,055	1.9%

All Executive Officers and Directors as a group (five persons)	17,031,227	94.1%

5% Stockholders
Grand Fountain Capital Holding Limited(5) 3rd Floor, Queensgate House 113 South Church Street P.O. Box 10240 Grand Cayman KY1-1002, Cayman Islands	7,856,081	43.4%

Chen Rongxia(5) c/o Zhang Shanjiu	7,856,081	43.4%

Zhang Qian c/o Zhang Shanjiu	4,968,971	27.5%
______________________
* less than 1%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	Percentages are rounded to the nearest one-tenth of one percent. The percentage of class is based on 18,089,660 shares of common stock issued and outstanding as of May 3, 2011.

(3)	Includes shares held directly, as well as shares held by Mr. Zhang’s daughter and shares held by Grand Fountain Capital Holding Limited, the majority owner of which is Mr. Zhang’s wife.

(4)
Mr. Halter is a member of Halter Financial Investments GP, LLC, the general partner of Halter Financial Investments L.P., and is deemed to be the beneficial owner of the Plan Shares held by Halter Financial Investments L.P.  Mr. Halter was the sole director, Chief Executive Officer and Chief Financial Officer of the Company until the closing of the Share Exchange (as defined below).  Upon the closing of the Share Exchange on October 18, 2010, Mr. Halter resigned his offices as Chief Executive Officer and Chief Financial Officer.  Upon the expiration of the 10-day period under Rule 14f-1 promulgated under the Exchange Act, Mr. Halter resigned as a director of the Company.

(5)
Chen Rongxia, Zhang Shanjiu’s wife, is the majority owner and a director of Grand Fountain Capital Holding Limited.  Zhang Shanjiu has shared voting and dispositive power over the shares held by Grand Fountain Capital Holding Limited.

CHANGE OF CONTROL

On October 18, 2010, the Company completed a reverse acquisition transaction through a share exchange with Long Fortune Valley Tourism International Limited, a Cayman Islands company (“Long Fortune”), and Grand Fountain Capital Holding Limited, a Cayman Islands company, Zhang Shanjiu, Zhang Qian, Li Shikun and Yu Xinbo (collectively, the “Former Long Fortune Shareholders”), whereby the Company acquired 100% of the issued and outstanding capital stock of Long Fortune in exchange for an aggregate of 17,185,177 shares of Common Stock, which shares constituted 95% of the Company’s issued and outstanding shares as of and immediately after the consummation of the reverse acquisition (the “Share Exchange”).  As a result of the Share Exchange, Long Fortune became the Company’s wholly-owned subsidiary and the Former Long Fortune Shareholders became the Company’s controlling stockholders, resulting in a change of control of the Company from its former principal stockholder, Halter Financial Investments LP.

Effective October 18, 2010, Timothy P. Halter resigned as the Company’s President, Chief Executive Officer and Chief Financial Officer.  Also effective October 18, 2010, Zhang Shanjiu was appointed as Chairman, President and Chief Executive Officer, Yu Xinbo was appointed as Chief Financial Officer, Treasurer and Secretary, Kong Xianghai was appointed as Chief Administrative Officer, and Chen Rongguang was appointed as Chief Operating Officer.  In addition, upon the Company’s compliance with the provisions of Section 14(f) of the Exchange Act and Rule 14(f)-1 thereunder, Timothy P. Halter’s resignation from the Company’s board of directors became effective on or about November 15, 2010.

As a result of the Share Exchange, the Company assumed the business operations and strategy of Long Fortune and its Chinese subsidiary and entered into a new business.  The Company now is a tourism management and development company that operates the Underground Grand Canyon tourist destination in Linyi City, Yishui County, Shandong Province, China.

INTEREST OF CERTAIN PERSONS IN OR IN
OPPOSITION TO THE MATTERS TO BE ACTED UPON

To the Company’s knowledge, except in their capacity as stockholders, no person who has served as a director or executive officer of the Company since the beginning of the Company’s last fiscal year, and no associate of any of them, has any interest, direct or indirect, by security holdings or otherwise, in the name change that is not otherwise shared by the remaining stockholders.

The Amendment was approved unanimously by the Company’s Board of Directors on May 3, 2011.  Thus, no member of the Board of Directors opposed the Amendment.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports and other information with the SEC.  The Company’s SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov.  You may also read and copy any document the Company files with the SEC at its public reference room, located at 100 F Street, N.E., Washington, D.C.  20549.  You may obtain information on the operation of the public reference room by calling the SEC at (800) SEC-0330.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT HAS BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND OTHER RELEVANT BACKGROUND INFORMATION.

By Order of the Board of Directors,

Shanjiu Zhang
Chairman, President and Chief Executive Officer

Shandong, China
May __, 2011

EXHIBIT A

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION

A-1

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
BTHC XV, INC.

IT IS HEREBY CERTIFIED THAT:

1.   The name of the corporation (hereinafter referred to as the “Corporation”) is BTHC XV, Inc.

2.   The Certificate of Incorporation of the Corporation is hereby amended by changing the First Article so that, as amended, said Article shall be and read as follows:

“The name of the corporation is China Tourism Co., Ltd.”

3.   The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

By: _________________________
Name: Zhang Shanjiu
Title: Chairman, President and Chief Executive Officer

Dated: May __, 2011

A-2